LORD ABBETT
                             LARGE-CAP GROWTH FUND
                                   PROSPECTUS

                                December 30, 1999

[LOGO]
LORD, ABBETT & CO.
Investment Management
A Tradition of Performance Through Disciplined Investing

     As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

     Class P shares of the Fund are neither  offered to the  general  public nor
     are  available  in  all  states.   Please  call  800-821-5129  for  further
     information.

                               Table of Contents

                                                          Page

                                    The Fund

What you should know about the Fund

Goal/Principal Strategy                                    2
Main Risks                                                 2
Performance                                                3
Fees and Expenses                                          3

                                Your Investment

Information for managing your Fund account

Purchases                                                  4
Sales Compensation                                         6
Opening Your Account                                       7
Redemptions                                                8
Distributions and Taxes                                    8
Services For Fund Investors                                9
Management                                                 10

                              For More Information

How to learn more about the Fund

Other Investment Techniques                                12
Glossary of Shaded Terms                                   13

Compensation For Your Dealer                               15

How to learn more about the Fund
and other Lord Abbett funds

Back Cover

                                    The Fund

Goal / Principal Strategy

     The Fund's investment objective is long-term capital growth.

     Under normal circumstances, the Fund will invest at least 65% of its total assets in equity securities of large, established companies with market capitalizations of at least $8 billion. To identify attractive companies for investment, the Fund uses a "bottom up" investment research approach that seeks to identify individual companies with expected earnings growth potential and consistency that may not be recognized by the market at large. This approach is based on the following steps:

     o We identify large-capitalization companies with at least a 10% consistent, sustainable growth rate;

     o We focus on those companies demonstrating a positive historical performance as well as favorable earnings prospects for the future;

     o We focus on companies also demonstrating successful strategic business plan selection, strategy and execution, reflecting strong management leadership; and

     o We focus on companies demonstrating leadership positions within their industries.

     The Fund maintains a long-term investment approach, generally expecting to hold stocks for an average of over three years. This strategy supports our style of reaping the rewards of successful, well-run companies and investing in seasoned managements for the long term. The Fund may take a temporary defensive position by investing some of its assets, most likely not more than 30%, in short-term debt securities. This could reduce the benefit from any upswing in the market and prevent the Fund from achieving its investment objective.

Main Risks

     The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with growth stocks. The value of your investment will fluctuate in response to movements in the stock market in general and to the changing prospects of individual companies in which the Fund invests. Growth stocks may grow faster than other stocks and may be more volatile. In addition, if the Fund's assessment of a company's potential for growth is wrong, the price of the company's stock may decrease below the price at which the Fund purchased the stock. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

We or the Fund refers to the Lord Abbett Large-Cap Growth Fund.

About the Fund. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal, although as with all mutual funds, it cannot guarantee results.

Large   companies  are   established   companies  that  are  considered   "known
quantities." Large companies often have the resources to weather economic shifts although they can be slower to innovate than small companies.

Bottom-up research looks for high-performing stocks of individual companies before considering the impact of economic trends. Companies might be identified from investment research analysis or personal knowledge of their products and services. This approach considers that a company can do well even if it is part of an industry that, as a whole, is not performing well.

You should read this entire prospectus, including "Other Investment Techniques," which concisely describes the other investment strategies used by the Fund and their risks.


2 The Fund

                                     Large-Cap Growth Fund   Symbols:  Class A -
                                                                       Class B -
                                                                       Class C -
                                                                       Class P -


Performance

     The Fund does not show any performance because it has not completed a full calendar year of operations.

Fees and expenses

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fee Table

                                 Class A     Class B      Class C     Class P

Shareholder Fees (Fees paid directly
from your investment)
--------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
--------------------------------------------------------------------------------
(as a % of offering price)       5.75%       none        none        none
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge    1.00%(1)    5.00%(2)    1.00%       none
--------------------------------------------------------------------------------
Annual Fund Operating  Expenses  (Expenses
deducted from fund assets) (as a % of average
net assets)(3)
--------------------------------------------------------------------------------
Management Fees (See "Management")0.75%       0.75%       0.75%       0.75%
Distribution  (12b-1) and Service
  Fees(4)                         0.35%       1.00%       1.00%       0.45%
Other  Expenses                   0.35%       0.35%       0.35%       0.35%
Total Annual Fund Operating
  Expenses                        1.45%       2.10%       2.10%       1.55%

(1) A contingent deferred sales charge of 1.00% may be assessed on certain redemptions of class A shares made within 24 months following any purchases made without a sales charge.
(2) Class B shares will convert to class A shares on the eighth anniversary of your original purchase of class B shares.
(3) The annual operating expenses are based on estimated expenses for the current fiscal year.
(4) Because 12b-1 fees are paid out on an on-going basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This Example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:

SHARE CLASS                                          1 YEAR           3 YEARS
Class A shares                                        $714             $1,007

--------------------------------------------------------------------------------
Class B shares                                        $713             $ 958
--------------------------------------------------------------------------------
Class C shares                                        $313             $ 658
Class P shares                                        $158             $ 490

You would pay the following expenses if you did not redeem your shares:

Class A shares                                        $714             $1,007
--------------------------------------------------------------------------------
Class B shares                                        $213             $ 658
Class C shares                                        $213             $ 658
--------------------------------------------------------------------------------
Class P shares                                        $158             $ 490

Management fees are payable to Lord, Abbett & Co. ("Lord Abbett") for the Fund's investment management.

12b-1 fees refer to fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

Other expenses include fees paid for miscellaneous items such as shareholder service fees and professional fees.


                                                                      The Fund 3

Purchases

     The Fund offers in this prospectus four classes of shares: classes A, B ,C, and P, each with different expenses and dividends. You may purchase shares at the net asset value ("NAV") per share determined after we receive your purchase order submitted in proper form. A front-end sales charge is added to the NAV in the case of the class A shares. There is no front-end sales charge in the case of the class B and C shares although there is a contingent deferred sales charge ("CDSC") as described below. You should read this section carefully to determine which class of shares represents the best investment option for your particular situation. It may not be suitable for you to place a purchase order for class B shares of $500,000 or more or a purchase order for class C shares of $1,000,000 or more. You should discuss purchase options with your investment professional.

     For more information, see "Alternative Sales Arrangements" in the Statement of Additional Information.

     We reserve the right to withdraw all or any part of the offering made by this prospectus or to reject any purchase order. We also reserve the right to waive or change minimum investment requirements. All purchase orders are subject to our acceptance and are not binding until confirmed or accepted in writing.

--------------------------------------------------------------------------------
Share Classes
--------------------------------------------------------------------------------
 Class A  o    Normally offered with a front-end sales charge

 Class B  o    Normally no front-end sales charge, however, a CDSC is applied to shares sold prior to the sixth anniversary of purchase
          o    higher annual expenses than class A shares
          o    automatically convert to class A shares after eight years
          o    asset-based sales charge of 1.00% - See "Sales Compensation"

 Class C  o    no front-end  sales charge, however, a CDSC is applied to shares sold prior to the first anniversary of purchase
          o    higher annual  expenses than class A
               shares
          o    asset-based sales charge of 1.00% - See "Sales Compensation"

 Class P  o    available  to certain  pension or  retirement  plans  pursuant to
               Mutual Fund Fee Based Program

--------------------------------------------------------------------------------
Front-End Sales Charges - Class A Shares
--------------------------------------------------------------------------------
                                                                 To Compute
                             As a % of          As a % of        Offering Price
Your Investment           Offering Price       Your Investment   Divide NAV by
--------------------------------------------------------------------------------
Less than $50,000             5.75%                   6.10%            .9425
--------------------------------------------------------------------------------
$50,000 to $99,999            4.75%                   4.99%            .9525
--------------------------------------------------------------------------------
$100,000 to $249,999          3.95%                   4.11%            .9605
--------------------------------------------------------------------------------
$250,000 to $499,999          2.75%                   2.83%            .9725
--------------------------------------------------------------------------------
$500,000 to $999,999          1.95%                   1.99%            .9805
--------------------------------------------------------------------------------
$1,000,000 and over       No Sales Charge                             1.0000
--------------------------------------------------------------------------------


NAV per share for each class of Fund shares is calculated each business day at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time. Purchases and sales of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. In calculating NAV, securities for which market quotations are available are valued at those quotations. Securities for which such quotations are not available are valued at fair value under procedures approved by the Board.


4 Your Investment

     REDUCING YOUR CLASS A FRONT-END SALES CHARGES. Class A shares may be purchased at a discount if you qualify under either of the following conditions:

     o Rights of Accumulation -- A Purchaser may apply the value of the shares already owned to a new purchase of class A shares of any Eligible Fund in order to reduce the sales charge.

     o Statement of Intention -- A Purchaser of class A shares may purchase additional shares of any Eligible Fund over a 13-month period and receive the same sales charge as if all shares were purchased at once. Shares purchased through reinvestment of dividends or distributions are not included. A statement of intention can be backdated 90 days. Current holdings under rights of accumulation may be included in a statement of intention.

     For more information on eligibility for these privileges, read the applicable sections in the attached application.

     Class A Share Purchases Without A Front-End Sales Charge. Class A shares may be purchased without a front-end sales charge under any of the following conditions:

     o    purchases of $1 million or more *

     o    purchases by Retirement Plans with at least 100 eligible employees *

     o    purchases under a Special Retirement Wrap Program *

     o purchases made with dividends and distributions on class A shares of another Eligible Fund

     o purchases representing repayment under the loan feature of the Lord Abbett-sponsored prototype 403(b) Plan for class A shares

     o purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor

     o    purchases under a Mutual Fund Fee Based Program

     o purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor

     See the Statement of Additional Information for a listing of other categories of purchasers who qualify for class A share purchases without a front-end sales charge.

     * These categories may be subject to a CDSC.

     CLASS A SHARE CDSC. If you buy class A shares under one of the starred (*) categories listed above and you redeem any within 24 months after the month in which you initially purchased them, the Fund normally will collect a CDSC of 1%.

     The class A share CDSC generally will be waived for the following conditions:

     o benefit payments under Retirement Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess distribution under Retirement Plans
        (documentation may be required)

     o redemptions continuing as investments in another fund participating in a Special Retirement Wrap Program

Retirement Plans include employer-sponsored retirement plans under the Internal Revenue Code, excluding Individual Retirement Accounts.

Lord Abbett offers a variety of Retirement Plans. Call 800-253-7299 for information about:

o    Traditional, Rollover, Roth and Education IRAs

o    Simple IRAs, SEP-IRAs, 401(k) and 403(b) accounts

o    Defined  Contribution  Plans

Lord Abbett Distributor LLC ("Lord Abbett Distributor") acts as agent for the Fund to work with investment professionals that buy and/or sell shares of the Fund on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.

Benefit Payment Documentation.
(class A CDSC only)

o    under $50,000 - no documentation necessary

o Over $50,000 - reason for benefit payment must be received in writing. Use the address indicated under "Opening your Account."


                                                               Your Investment 5

     CLASS B SHARE CDSC. The CDSC for class B shares normally applies if you redeem your shares before the sixth anniversary of their initial purchase. The CDSC declines the longer you own your shares, according to the following schedule:

--------------------------------------------------------------------------------
Contingent Deferred Sales Charges - Class B Shares
--------------------------------------------------------------------------------
Anniversary(1) of the day on                    Contingent Deferred Sales Charge
which the purchase order                        on redemption (as % of amount
was accepted                                    subject to charge)

On                             Before
--------------------------------------------------------------------------------
                               1st                           5.0%
1st                            2nd                           4.0%
2nd                            3rd                           3.0%
3rd                            4th                           3.0%
4th                            5th                           2.0%
5th                            6th                           1.0%
on or after the 6th(2)                                       None

--------------------------------------------------------------------------------
(1) The anniversary is the same calendar day in each respective year after the date of purchase. For example, the anniversaries for shares purchased on May 1 will be May 1 of each succeeding year.
(2) Class B shares will automatically convert to class A shares on the eighth anniversary of the purchase of class B shares.

     The class B share CDSC generally will be waived under the following conditions:

     o benefit payments under Retirement Plans such as loans, hardship withdrawals, death, disability, retirement, separation from service or any excess contribution or distribution under Retirement Plans

     o Eligible Mandatory Distributions under 403(b) Plans and individual retirement accounts

     o    death of the shareholder

     o redemptions of shares in connection with Div-Move and Systematic Withdrawal Plans (up to 12% per year)

     See "Systematic Withdrawal Plan" under "Services For Fund Investors" below for more information on CDSCs with respect to class B shares.

     CLASS C SHARE CDSC. The 1% CDSC for class C shares normally applies if you redeem your shares before the anniversary of the purchase of such shares.

     CLASS P SHARES. Class P shares have lower annual expenses than class B and class C shares, no front-end sales charge, and no CDSC. Class P shares are currently sold and redeemed at NAV (a) pursuant to a Mutual Fund Fee Based Program, or (b) to the trustees of, or employer-sponsors with respect to, pension or retirement plans with at least 100 eligible employees (such as a plan under Section 401(a), 401(k) or 457(b) of the Internal Revenue Code) which engage an investment professional providing or participating in an agreement to provide certain recordkeeping, administrative and/or sub-transfer agency services to the Fund on behalf of the class P shareholders.

Sales Compensation

     As part of its plan for distributing shares, the Fund and Lord Abbett Distributor pay sales and service compensation to Authorized Institutions that sell the Fund's shares and service its shareholder accounts.

     Sales compensation originates from two sources, as shown in the table "Fees and Expenses": sales charges which are paid directly by shareholders; and 12b-1 distribution and service fees

CDSC, regardless of class, is not charged on shares acquired through reinvestment of dividends or capital gains distributions and is charged on the original purchase cost or the current market value of the shares at the time they are being sold, which-ever is lower. In addition, repayment of loans under Retirement Plans and 403(b) Plans will constitute new sales for purposes of assessing the CDSC.


To minimize the amount of any CDSC, the Fund redeems shares in the following order:

1. shares acquired by reinvestment of dividends and capital gains (always free of a CDSC)

2.   shares held for six years or more (class B) or one year or more (class C)

3. shares held the longest before the sixth anniversary of their purchase (class B) or before the first anniversary of their purchase (class C)


6 Your Investment
     that are paid out of the Fund's assets. Service compensation originates from 12b-1 service fees. The 12b-1 fees payable with respect to each share class are .35% of class A shares, 1.00% of class B and C shares, and .45% of class P shares. The amounts payable as compensation to Authorized Institutions, such as your dealer, are shown in the chart at the end of this prospectus. The portion of such compensation paid to Lord Abbett Distributor is discussed under "Sales Activities" and "Service Activities." Sometimes we do not pay compensation where tracking data is not available for certain accounts or where the Authorized Institution waives part of the compensation. In such cases, we may not require payment of any otherwise applicable CDSC.

     We may pay Additional Concessions to Authorized Institutions from time to time.

     SALES ACTIVITIES. We may use 12b-1 distribution fees to pay Authorized Institutions to finance any activity which is primarily intended to result in the sale of shares. Lord Abbett Distributor uses its portion of the distribution fees attributable to a fund's class A and class C shares for activities which are primarily intended to result in the sale of such class A and class C shares, respectively. These activities include, but are not limited to, printing of prospectuses and statements of additional information and reports for other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organizing and conducting sales seminars, Additional Concessions to Authorized Institutions, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.

     SERVICE ACTIVITIES. We may pay 12b-1 service fees to Authorized Institutions for any activity which is primarily intended to result in personal service and/or the maintenance of shareholder accounts. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.

OPENING YOUR ACCOUNT

     MINIMUM INITIAL INVESTMENT

     o    Regular Account                                                 $1,000

     o    Individual  Retirement  Accounts  and 403(b)  Plans
          under the Internal Revenue Code                                   $250

     o    Uniform Gift to Minor Account                                     $250

     For Retirement Plans and Mutual Fund Fee Based Programs no minimum investment is required, regardless of share class.

     You may purchase shares through any independent securities dealer that has a sales agreement with Lord Abbett Distributor or you can fill out the attached application and send it to the Fund at the address stated below. You should carefully read the paragraph below entitled "Proper Form" before placing your order to ensure that your order will be accepted.

     Lord Abbett Large-Cap Growth Fund
     P.O. Box 419100
     Kansas City, MO 64141

     BY EXCHANGE. Telephone the Fund at 800-821-5129 to request an exchange from any eligible Lord Abbett-sponsored fund.

     PROPER FORM. An order submitted directly to the Fund must contain: (1) a completed application, and (2) payment by check. When purchases are made by check, redemption proceeds will not be paid until the Fund or transfer agent is advised that the check has cleared, which may take up to 15 calendar days. For more information call the Fund at 800-821-5129.

12b-1 fees are payable regardless of expenses.The amounts payable by the Fund need not be directly related to expenses. If Lord Abbett Distributor's actual expenses exceed the fee payable to it, the Fund will not have to pay more than that fee. If Lord Abbett Distributor's expenses are less than the fee it receives, Lord Abbett Distributor will keep the full amount of the fee.

EXCHANGE LIMITATIONS. Exchanges should not be used to try to take advantage of short-term swings in the market. Frequent exchanges create higher expenses for the Fund. Accordingly, the Fund reserves the right to limit or terminate this privilege for any shareholder making frequent exchanges or abusing the privilege. The Fund also may revoke the privilege for all shareholders upon 60 days' written notice.


                                                               Your Investment 7

REDEMPTIONS

     BY BROKER. Call your investment professional for instructions on how to redeem your shares.

     BY TELEPHONE. To obtain the proceeds of a redemption of $50,000 or less from your account, you or your representative should call the Fund at 800-821-5129.

     BY MAIL. Submit a written redemption request indicating the name(s) in which the account is registered, the Fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to sell.

     Include all necessary signatures. If the signer has any Legal Capacity, the signature and capacity must be guaranteed by an Eligible Guarantor. Certain other legal documentation may be required. For more information regarding proper documentation call 800-821-5129.

     Normally a check will be mailed to the name(s) and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.

     To determine if a CDSC applies to a redemption, see "Class A share CDSC," "Class B share CDSC" or "Class C share CDSC."

DISTRIBUTIONS AND TAXES

     The Fund normally pays its shareholders dividends from its net investment income and distributes its net capital gains (if any) as "capital gains distributions" on an annual basis. Your distributions will be reinvested in the Fund unless you instruct the Fund to pay them to you in cash. There are no sales charges on reinvestments. The tax status of distributions is the same for all shareholders regardless of how long they have owned Fund shares or whether distributions are reinvested or paid in cash.

     Except in tax-advantaged accounts, any sale, redemption or exchange of Fund shares may be taxable to the shareholder.

     Information on the tax treatment of distributions, including the source of dividends and distributions of capital gains by the Fund, will be mailed to shareholders each year. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of distributions under the federal, state and local tax rules that apply to you.

SMALL ACCOUNTS. Our Board may authorize closing any account in which there are fewer than 25 shares if it is in the Fund's best interest to do so.

ELIGIBLE GUARANTOR is any broker or bank that is a member of the medallion stamp program. Most major securities firms and banks are members of this program. A notary public is not an eligible guarantor.


8 Your Investment

SERVICES FOR FUND INVESTORS

AUTOMATIC SERVICES

     Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You may set up most of these services when filling out your application or by calling 800-821-5129.

--------------------------------------------------------------------------------
For investing

Invest-A-Matic      You may make fixed,  periodic investments ($50 minimum) into
(Dollar-cost        your Fund account by means of automatic money transfers from
averaging)          your bank checking account. See the attached application for instructions.

Div-Move            You   may   automatically   reinvest   the   dividends   and
                    distributions from your account into another account in any Eligible Fund ($50 minimum).

For selling shares

Systematic          You may make  regular  withdrawals  from  most  Lord  Abbett
Withdrawal          funds.  Automatic cash  withdrawals will be paid to you from
Plan ("SWP")        your  account in fixed or variable  amounts.  To establish a plan, the value of your shares must be at least $10,000, except for Retirement Plans for which there is no minimum.

Class B shares      The CDSC will be waived on  redemptions  of up to 12% of the current net asset value of your account at the time of your SWP request. For class B share redemptions over 12% per year, the CDSC will apply to the entire redemption. Please contact the Fund for assistance in minimizing the CDSC in this situation.

Class B and         Redemption  proceeds  due to a SWP for  class B and  class C
C shares            shares will be redeemed in the order  described under "CDSC"
                    under "Purchases."

--------------------------------------------------------------------------------

OTHER SERVICES

     TELEPHONE INVESTING. After we have received the attached application (selecting "yes" under Section 8C and completing Section 7), you may instruct us by phone to have money transferred from your bank account to purchase shares of the Fund for an existing account. The Fund will purchase the requested shares when it receives the money from your bank.

     EXCHANGES. You or your investment professional may instruct the Fund to exchange shares of any class for shares of the same class of any Eligible Fund. Instruction may be provided in writing or by telephone, with proper identification, by calling 800-821-5129. The Fund must receive instructions for the exchange before the close of the NYSE on the day of your call in which case you will get the NAV per share of the Eligible Fund determined on that day. Exchanges will be treated as a sale for federal tax purposes. Be sure to read the current prospectus for any fund into which you are exchanging.

     REINVESTMENT PRIVILEGE. If you sell shares of the Fund, you have a one-time right to reinvest some or all of the proceeds in the same class of any Eligible Fund within 60 days without a sales charge. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

     ACCOUNT STATEMENTS. Every Lord Abbett investor automatically receives quarterly account statements.

TELEPHONE TRANSACTIONS. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number and other relevant information. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

Transactions by telephone may be difficult to implement in times of drastic economic or market change.


                                                               Your Investment 9

     HOUSEHOLDING. Shareholders with the same last name and address will receive a single copy of a prospectus and an annual or semi-annual report, unless additional reports are specifically requested in writing to the Fund.

     ACCOUNT CHANGES. For any changes you need to make to your account, consult your investment professional or call the Fund at 800-821-5129.

     SYSTEMATIC EXCHANGE. You or your investment professional can establish a schedule of exchanges between the same classes of any Eligible Fund.

MANAGEMENT

     The Fund's investment adviser is Lord, Abbett & Co., located at 767 Fifth Avenue, New York, NY 10153-0203. On or about January 17, 2000, the new address will be 90 Hudson St., Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with approximately $33 billion in more than 40 mutual fund portfolios and other advisory accounts. For more information about the services Lord Abbett provides to the funds, see the Statement of Additional Information. The Fund pays Lord Abbett a monthly fee of .75% based on average daily net assets for each month. In addition, the Fund pays all expenses not expressly assumed by Lord Abbett.

     PORTFOLIO MANAGER. Stephen Humphrey serves as Executive Vice President and Portfolio Manager of the Lord Abbett Large-Cap Growth Fund and is primarily responsible for the day-to-day management of the Fund. Mr. Humphrey joined Lord Abbett in 1999; prior to that he was a Vice President and Portfolio Manager at Chase Manhattan Bank from 1976 - 1999, managing private accounts from 1981 and pooled investment funds from 1985.

     HISTORICAL PERFORMANCE OF PORTFOLIO MANAGER. From March 17, 1997 until August 17, 1999, Mr. Humphrey was primarily responsible for the day-to-day management of the Chase Vista Select Large Cap Growth Fund, a registered investment company. As the portfolio manager of this fund, Mr. Humphrey had full discretionary authority over the selection of investments for the fund. From the fund's inception on January 1, 1997 until March 17, 1997, a team of investment professionals at Chase Manhattan Bank, including Mr. Humphrey, was responsible for the management of the fund's portfolio.


10 Your Investment

     The cumulative total return for the Chase Vista Select Large Cap Growth Fund from March 17, 1997 through July 31, 1999 was 109.01%. At July 31, 1999, this fund had $825.2 million in net assets. As shown in the table below, average annual total returns for the one year period ended July 31, 1999 and for the period during which Mr. Humphrey managed that fund, compared with the performance of the Standard & Poor's 500(R) Composite Stock Price Index ("S&P 500(R) Index") and the Lipper Large Cap Growth Fund average, were:


--------------------------------------------------------------------------------
Average Annual Total Returns
--------------------------------------------------------------------------------
                         Chase Vista Select              Lipper Large Cap
                         Large-Cap Growth   S&P 500      Growth Fund
                         Growth Fund(a)     Index(b)     Average
One Year Ending July 31, 1999      32.58%     20.20%       24.02%
--------------------------------------------------------------------------------
March 20, 1997
through July 31, 1999              36.59%(c)  27.05%(d)   29.41%(e)
--------------------------------------------------------------------------------

(a)  Average  annual  total  return   reflects   changes  in  share  prices  and
     reinvestment of dividends and distributions and is net of fund expenses.
(b)  The S&P 500 Index is an unmanaged index of common stocks that is considered to be generally representative of the United States stock market. The Index is adjusted to reflect reinvestment of dividends.
(c)  The average annual total return for the period from March 17, 1997 through July 31, 1999 was 35.52%.
(d)  This  percentage  represents  the average  annual  return of the S&P 500(R)
     Index  during the period from March 20, 1997 through July 31, 1999 that Mr.  Humphrey  managed the Chase Vista Select Large Cap Growth Fund.
(e)  This  percentage  represents  the average annual return of the Lipper Large
     Cap Growth Fund  average  during the period from March 20, 1997 through
     July 31, 1999 that Mr.  Humphrey  managed the
     Chase Vista Select Large Cap Growth Fund.

     Historical performance is not indicative of future performance. Although the Lord Abbett Large-Cap Growth Fund and the Chase Vista Select Large Cap
     Growth Fund have substantially similar investment objectives, policies and strategies, the Chase Vista Select Large Cap Growth Fund is a separate fund and its historical performance is not indicative of the future performance of the Lord Abbett Large-Cap Growth Fund. For the periods shown above, the anticipated expenses of the Lord Abbett Large-Cap Growth Fund may have been higher than the expenses of the Chase Vista Select Large Cap Growth Fund.
     Higher expenses,  of course,  would reduce a fund's performance.  The Chase
     Vista Select Large Cap Growth Fund was the only investment vehicle that Mr.
     Humphrey managed during the period he was employed at Chase Manhattan Bank that has or had substantially similar investment objectives, policies and strategies as those of the Lord Abbett Large-Cap Growth Fund. Share prices and investment returns will fluctuate reflecting market conditions, as well as changes in company-specific fundamentals of portfolio securities.

                                                              Your Investment 11


                              FOR MORE INFORMATION

OTHER INVESTMENT TECHNIQUES

     This section describes some of the investment techniques that might be used by the Fund and their risks.

     ADJUSTING INVESTMENT EXPOSURE. The Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changing security prices, interest rates, currency exchange rates, commodity prices and other factors. The Fund may use these transactions to change the risk and return characteristics of the Fund's portfolio. If we judge market conditions incorrectly or use a strategy that does not correlate well with the Fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These transactions may involve a small investment of cash compared to the magnitude of the risk assumed and could produce disproportionate gains or losses. Also, these strategies could result in losses if the counterparty to a transaction does not perform as promised.

     DIVERSIFICATION. The Fund is a diversified fund, which generally means that with respect to 75% of its total assets, it will not purchase a security if, as a result, more than 5% of the fund's total assets would be invested in securities of a single issuer or the fund would hold more than 10% of the outstanding voting securities of the issuer. U.S. government securities are not subject to these requirements.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Fund may enter into financial futures transactions. A financial futures transaction is the purchase or sale of an exchange-traded contract to buy or sell a specified financial instrument or index at a specific future date and price. The Fund will not enter into any futures contracts, or options thereon, if the aggregate market value of the securities covered by futures contracts plus options on such financial futures exceeds 50% of its total assets.

     OPTIONS TRANSACTIONS. The Fund may purchase and write put and call options on equity securities or stock indices that are traded on national securities exchanges.

     A put option gives the buyer of the option the right to sell, and the seller of the option the obligation to buy, the underlying instrument during the option period. The Fund may write only covered put options to the extent that cover for such options does not exceed 15% of the Fund's net assets. The Fund will not purchase an option if, as a result of such purchase, more than 10% of its total assets would be invested in premiums for such options.

     A call option gives the buyer of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument. The Fund may only sell (write) covered call options. This means that the Fund may only sell call options on securities it owns. When the Fund writes a call option, it gives up the potential for gain on the underlying securities in excess of the exercise price of the option during the period that the option is open.

     RISKS OF FUTURES CONTRACTS AND OPTIONS TRANSACTIONS. The Fund's transactions, if any, in futures, options on futures and other options involve additional risk of loss. Loss may result from a lack of correlation between changes in the value of these derivative instruments and the Fund's assets being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these investment techniques


12 For More Information
     also involves the risk of loss if Lord Abbett is incorrect in its expectation of fluctuations in securities prices. In addition, the loss that may be incurred by the Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.

     PORTFOLIO SECURITIES LENDING. The Fund may lend securities to broker-dealers and financial institutions as a means of earning income. This practice could result in a loss or delay in recovering the Fund's securities if the borrower defaults. The Fund will limit its securities loans to 5% of its total assets and all loans will be fully collateralized.

GLOSSARY OF SHADED TERMS

     ADDITIONAL CONCESSIONS. Lord Abbett Distributor may, for specified periods, allow dealers to retain the full sales charge for sales of shares or may pay an additional concession to a dealer who sells a minimum dollar amount of our shares and/or shares of other Lord Abbett-sponsored funds. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares. Additional payments may be paid from Lord Abbett Distributor's own resources or from distribution fees received from a fund and will be made in the form of cash or, if permitted, non-cash payments. The non-cash payments will include business seminars at Lord Abbett's headquarters or other locations, including meals and entertainment, or the receipt of merchandise. The cash payments may include payment of various business expenses of the dealer.

     In selecting dealers to execute portfolio transactions for a fund's portfolio, if two or more dealers are considered capable of obtaining best execution, we may prefer the dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds.

     AUTHORIZED INSTITUTIONS. Institutions and persons permitted by law to receive service and/or distribution fees under a Rule 12b-1 Plan are "Authorized Institutions." Lord Abbett Distributor is an Authorized Institution.

     ELIGIBLE  FUND. An Eligible Fund is any Lord  Abbett-sponsored  fund except for (1) certain tax-free, single-state funds where the exchanging shareholder is a resident of a state in which such a fund is not offered for sale; (2) Lord Abbett Equity Fund; (3) Lord Abbett Series Fund; (4) Lord Abbett U.S. Government Securities Money Market Fund ("GSMMF") (except for holdings in GSMMF which are attributable to any shares exchanged from the Lord Abbett Family of funds). An Eligible Fund also is any Authorized Institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria.

     ELIGIBLE MANDATORY DISTRIBUTIONS. If class B shares represent a part of an individual's total IRA or 403(b) investment, the CDSC will be waived only for that part of a mandatory distribution which bears the same relation to the entire mandatory distribution as the B share investment bears to the total investment.

     LEGAL CAPACITY. With respect to a redemption request, if (for example) the request is on behalf of the estate of a deceased shareholder, John W. Doe, by a person (Robert A. Doe) who has the legal capacity to act for the estate of the deceased shareholder because he is the executor of the estate, then the request must be executed as follows: Robert A.Doe, Executor of the Estate of John W. Doe. That signature using that capacity must be guaranteed by an Eligible Guarantor.

     Similarly, if (for example) the redemption request is on behalf of the ABC Corporation by a person (Mary B. Doe) that has the legal capacity to act on behalf of this corporation, because she is the President of the corporation, then the request must be executed as

GUARANTEED SIGNATURE. An acceptable form of guarantee would be as follows:

  In the case of the estate --

    Robert A. Doe
    Executor of the Estate of
    John W. Doe

    [Date]

             SIGNATURE GUARANTEED
             MEDALLION GUARANTEED
              NAME OF GUARANTOR

            John Doe
--------------------------------------------------
                            AUTHORIZED SIGNATURE
(960)                            X 9 6 0 3 4 7 0
SECURITIES TRANSFER AGENTS MEDALLION PROGRAM'sm'
                                              SR

  In the case of the corporation --
  ABC Corporation

    Mary B. Doe

    By Mary B. Doe, President

    [Date]

             SIGNATURE GUARANTEED
             MEDALLION GUARANTEED
              NAME OF GUARANTOR

            John Doe
--------------------------------------------------
                            AUTHORIZED SIGNATURE
(960)                            X 9 6 0 3 4 7 0
SECURITIES TRANSFER AGENTS MEDALLION PROGRAM'sm'


                                                         For More Information 13
     follows: ABC Corporation by Mary B.Doe, President. That signature using that capacity must be guaranteed by an Eligible Guarantor (see example in right column).

     MUTUAL FUND FEE BASED PROGRAM. Certain unaffiliated authorized brokers, dealers, registered investment advisers or other financial institutions ("entities") who either (1) have an arrangement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our shares (and sometimes providing for acceptance of orders for such shares on our behalf) in particular investment products made available for a fee to clients of such entities, or (2) charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.

     PURCHASER. The term "purchaser" includes: (1) an individual, (2) an individual and his or her spouse and children under the age of 21, and (3) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust qualified under Section 401 of the Internal Revenue Code - more than one qualified employee benefit trust of a single employer, including its consolidated subsidiaries, may be considered a single trust, as may qualified plans of multiple employers registered in the name of a single bank trustee as one account), although more than one beneficiary is involved.

     SPECIAL RETIREMENT WRAP PROGRAM. A program sponsored by an Authorized Institution showing one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor, from a Mutual Fund Fee Based Program. Such characteristics include, among other things, the fact that an Authorized Institution does not charge its clients any fee of a consulting or advisory nature that is economically equivalent to the distribution fee under the class A 12b-1 Plan and the fact that the program relates to participant-directed Retirement Plans.

YEAR 2000 ISSUES. The Fund could be adversely affected if the computers used by the Fund and its service providers do not properly process and calculate date-related information from and after January 1, 2000.

Lord Abbett is working to avoid such problems and has received assurances from the Fund's service providers that they are taking similar steps. Of course, the Year 2000 problem is unprecedented and, therefore, Lord Abbett cannot eliminate altogether the possibility that it or the Fund will be affected.

In addition, companies in which the Fund invests may experience similar difficulties. These problems could negatively affect the value of the issuer's securities, which in turn could impact the Fund's performance.


14 For More Information

COMPENSATION FOR YOUR DEALER

--------------------------------------------------------------------------------
                                                       FIRST YEAR COMPENSATION

           Front-end
           sales charge       Dealer's
           paid by investors  concession      Service fee(1)   Total
      (% of offering price)   (% of offering (% of net      Compensation(2)
                               price)         investment)   (% of offering
Class A investments                                              price)
--------------------------------------------------------------------------------
Less than $50,000       5.75%         5.00%          0.25%          5.24%
$50,000 - $99,999       4.75%         4.00%          0.25%          4.24%
$100,000 - $249,999     3.95%         3.25%          0.25%          3.49%
$250,000 - $499,999     2.75%         2.25%          0.25%          2.49%
$500,000 - $999,999     1.95%         1.75%          0.25%          2.00%
--------------------------------------------------------------------------------
$1 million or more(3) or Retirement
Plan - 100 or more eligible employees(3)
or Special Retirement Wrap Program(3)
--------------------------------------------------------------------------------
First $5 million   no front-end
                   sales charge       1.00%         0.25%           1.25%
Next $5 million
above that       no front-end
                 sales charge         0.55%         0.25%           0.80%
Next $40 million
above that       no front-end
                    sales charge      0.50%         0.25%           0.75%
Over $50 million  no front-end
                    sales charge      0.25%         0.25%           0.50%
--------------------------------------------------------------------------------
Class B investments(4)             Paid at time of sale (% of net asset value)
All amounts    no front-end
               sales charge           3.75%         0.25%           4.00%
--------------------------------------------------------------------------------
Class C investments(4)
All amounts    no front-end
               sales charge           0.75%         0.25%           1.00%
--------------------------------------------------------------------------------
Class P investments                Percentage of average net assets
All amounts   no front-end
                sales charge          0.25%         0.20%            0.45%
--------------------------------------------------------------------------------
                                ANNUAL COMPENSATION AFTER FIRST YEAR
Class A investments
All amounts   no front-end
               sales charge           none           0.25%            0.25%
--------------------------------------------------------------------------------
Class B investments(4)             Percentage of average net assets(5)
All amounts   no front-end
               sales charge           none           0.25%            0.25%
--------------------------------------------------------------------------------
Class C investments(4)
All amounts   no front-end
               sales charge           0.75%          0.25%            1.00%
--------------------------------------------------------------------------------
Class P investments
All amounts   no front-end
               sales charge           0.25%          0.20%            0.45%
--------------------------------------------------------------------------------

(1) The service fee for class A and P shares is paid quarterly. The first year's service fee on class B and C shares is paid at the time of sale.
(2)  Reallowance/concession   percentages   and  service  fee   percentages  are
     calculated from different amounts, and therefore may not equal total compensation percentages if combined using simple addition. Additional Concessions may be paid to Authorized Institutions, such as your dealer, from time to time.
(3) Concessions are paid at the time of sale on all class A shares sold during any 12-month period starting from the day of the first net asset value sale. With respect to (a) class A share purchases at $1 million or more, sales qualifying at such level under rights of accumulation and statement of intention privileges are included and (b) for Special Retirement Wrap Programs, only new sales are eligible and exchanges into the Fund are excluded. Certain purchases of class A shares are subject to a CDSC.
(4)  Class B and class C shares are subject to CDSCs.
(5) With respect to class B, C and P shares, 0.25%, 1.00% and 0.45%, respectively, of the average annual net asset value of such shares outstanding during the quarter (including distribution reinvestment shares after the first anniversary of their issuance) is paid to Authorized Institutions, such as your dealer. These fees are paid quarterly in arrears.


                                                        Financial Information 15

                       THIS PAGE INTENTIONALLY LEFT BLANK

     More information on the Fund is or will be available free upon request, including the following:

Annual/Semi-annual Report

     Describes the Fund, lists portfolio holdings,and contains a letter from the
     Fund's  manager   discussing   recent  market  conditions  and  the  Fund's
     investment strategies.

Statement of Additional Information ("SAI")

     Provides more details about the Fund and its policies.  A current SAI is on
     file  with  the   Securities  and  Exchange   Commission   ("SEC")  and  is
     incorporated by reference (is legally considered part of this prospectus).


Lord Abbett Large-Cap Growth Fund

90 Hudson Street
Jersey City, NJ 07302-3973
------------------------------------------
SEC file number: 811-9597


To obtain information:

BY TELEPHONE.  Call the Fund at: 800-426-1130

BY MAIL.  Write to the Fund at:
The Lord Abbett Family of Funds
90 Hudson Street
Jersey City, NJ 07302-3973


VIA THE INTERNET.
LORD, ABBETT & CO.
www.lordabbett.com

Text only versions of Fund documents can be viewed online or downloaded from:
SEC
www.sec.gov

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009 or by sending your request electronically to publicinfo@sec.gov.

LALCG-1-1299 (12/99)